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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 28, 2008 (January 22, 2008)

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

     Florida                                     1-13660                              59-2260678

(State or Other Jurisdiction         (Commission                     (IRS Employer

of Incorporation)                                 File Number)                        Identification No.)

Registrant’s telephone number, including area code     (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SEACOAST BANKING CORPORATION OF FLORIDA

Seacoast Banking Corporation of Florida (the “Company”) filed a Current Report on Form 8-K dated January 28, 2008 (the “Form 8-K”) with the Securities and Exchange Commission for events that occurred on January 22, 2008 through January 24, 2008.  This amendment to the Form 8-K is being filed to correct the table heading related to the salary adjustments reported under Item 5.02 (e), Compensatory Arrangements of Certain Officers.  For the convenience of the reader, the Company is refiling the entire 8-K.  No modifications have been made to the Form 8-K except as described above.

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Item 2.02

Results of Operations and Financial Condition

On January 23, 2008, the Registrant announced its financial results for the fourth quarter and year ended December 31, 2007.

A copy of the press release announcing the Registrant’s results for the fourth quarter and year ended December 31, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference.  This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls or integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts.  Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future.  These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.  The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2006 under “Special Cautionary Notice Regarding Forward-Looking Statements,” and otherwise in our SEC reports and filings.  Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (e)

Compensatory Arrangements of Certain Officers.

At its meeting on January 22, 2008, the Salary and Benefits Committee (the “Committee”) of the Board of Directors of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) and its principal subsidiary, Seacoast National Bank (the “Bank”) completed its annual performance and compensation review of the Company’s executive officers and approved 2008 base salary adjustments for two of the executive officers named in the Company’s 2007 proxy statement (“Named Executive Officers”).  The fiscal year 2008 annual base salary adjustments were made effective as of January 1, 2008.  The Named Executive Officers with adjustments to their fiscal year 2008 annual base salary from their 2007 base salary are as follows:

Named Executive Officer	Title	2007 Base Salary	2008 Base Salary

William R. Hahl	Executive Vice President and Chief Financial Officer	$284,000	$310,000

O. Jean Strickland	Senior Executive Vice President of the Company, and President and Chief Operating Officer of the Bank	$417,000	$429,500

The fiscal year 2008 annual base salaries for the Company’s Chief Executive Officer and other Named Executive Officers were not increased.

Item 7.01

Regulation FD Disclosure

On January 24, 2007, the Registrant held an investor conference call to discuss its financial results for the fourth quarter and year ended December 31, 2007.  A transcript of this conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.  Also attached as Exhibit 99.3 are charts (available on the Registrant’s website) containing information used in the conference call and incorporated herein by reference.  All information included in the transcript and the charts is presented as of December 31, 2007, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibits 99.2 and 99.3 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filing under the Securities Act of 1933.

Item 9.01

Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated January 23, 2008 with respect to Seacoast Banking Corporation of Florida’s financial results for the fourth quarter and year ended December 31, 2007
99.2	Transcript of Registrant’s investor conference call held on January 24, 2007 to discuss the Registrant’s financial results for the fourth quarter and year ended December 31, 2007
99.3	Data on website containing information used in the conference call held on January 24, 2007 to discuss the Registrant’s financial results for the fourth quarter and year ended December 31, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Date:  January 31, 2008

By:

/s/ Dennis S. Hudson, III

Dennis S. Hudson, III

Chairman and Chief Executive Officer